UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     October 25, 2004

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              000-49636                             86-0913802
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      (Commission File Number)           (IRS Employer Identification No.)


   7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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   (Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

     On October 26, 2004, Viking Systems, Inc, (the "Company") borrowed $200,000 from Donald E. Tucker pursuant to the terms of a Convertible Note. The Note is unsecured and bears interest at the rate of 10% per annum. The maturity date of the Note is March 31, 2005. The Note is convertible, at Mr. Tucker's option, into shares of the Company's common stock at the price of $.65 per share. A copy of the Convertible Promissory Note is attached hereto as an exhibit.

Item 5.02 Departure of Directors or Principal Officer; election of Directors; Appointment of Principal Officers

     On October 25, 2004, we expanded our Board of Directors from five members to six members. We appointed Robin Blackstone, M.D, as a director of Viking to fill the vacancy created by the expansion of the size of our Board. Dr. Blackstone's background is as follows:

          Dr. Robin Blackstone, age 48, has been a physician since 1988. Dr. Blackstone, is and has been since 2001, the Medical Director of, Scottsdale Bariatric Center Medical Director in Scottsdale, Arizona. She attended the University of Arizona in Tucson and graduated with a Bachelor's degree in Philosophy. She received her Doctor of Medicine degree in 1988 from the University of Texas in San Antonio. After she graduated from medical school, Dr. Blackstone completed her General Surgery residency at the University of Colorado graduating in 1993 as a General Surgeon with an interest in the leading-edge field of Advanced Laparoscopic surgery and Surgical Oncology. After residency, Dr. Blackstone moved to California - serving as the Director of Women's Health Services at Natividad Medical Center in Salinas, California. While there, she developed a Women's Center dedicated to providing care to underprivileged patients in the Salinas Valley. She was also instrumental in obtaining grants for a wide variety of health care programs, focusing on patients without financial means. n 1996, Dr. Blackstone returned to Arizona and established her private practice in Scottsdale - specializing in Advanced Laparoscopic General Surgery and Surgical Oncology. From 1997 to 2000, she was the Chairman of the Scottsdale Healthcare Cancer Committee, leading the team to achieve designation as a Cancer Center by the American College of Surgeons and acting as Cancer Liaison to the American College of Surgeons.

          Dr. Blackstone first became interested in Gastric Bypass surgery for the morbidly obese after a close family member had the surgery in 1999. Fascinated by a very successful and obviously life-changing outcome, she began to study Weight Loss Surgery training with Dr. Kelvin Higa and Dr. Alan Wittgrove, M.D. In partnership with Scottsdale Healthcare, Dr. Blackstone built a multidisciplinary comprehensive team which began offering weight loss surgery to patients in November of 2001. In less than three years the team has performed over 800 cases of Laparoscopic Gastric Bypass and LapBand. The Scottsdale Bariatric Center has been recognized as a Center of Excellence by insurance companies and by employers. Dr.

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

     Blackstone is a member of the ASBS, SSAT and SAGES. She serves on the Surgical Review Corporation Center Review Committee and is consultant and proctor for Ethicon Endosurgery.

Item 8.01 Other Events

Board Committee Matters

     On October 25, 2004, the Company's Board of Directors made membership changes to its various Board Committees and adopted Committee Charters. The Committees of the Board are now comprised of the following Directors:

          Compensation Committee - a charter for the Compensation Committee has been adopted, a copy of which is attached hereto. The members of the Compensation Committee are as follows: Ronald Walrod (Chairman), John Lyon and Daniel Crowley.

          Audit Committee - a charter for the Audit Committee has been adopted, a copy of which is attached hereto. The members of the Audit Committee are as follows: Daniel Crowley (Chairman), Nathan Harrison, M.D. and Robin Blackstone, M.D.

          Nominating and Corporate Governance Committee - a charter for the Nominating and Corporate Governance Committee has been adopted, a copy of which is attached hereto. The members of the Audit Committee are as follows: John Lyons (Chairman), Ronald Walrod and Nathan Harrison, M.D

Grants of Stock Options

     The Company has granted stock options to following persons:

                                                      Exercise    Expiration
     Name              Grant Date   Option Shares     Price       Date
     ----              ----------   -------------     --------    ----------

     Hans Steinman     8/25/04          25,000          $.40        9/9/06 (1)
     Lonna Williams    9/7/04          150,000          $.40       9/17/14 (2)
     James Long        10/11/04         10,000          $.65      10/17/14 (2)

     (1) Currently fully vested.
     (2) Each of these options vests over five years on a basis of 20% on the anniversary date of each year.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

      Exhibit Number       Description
      --------------       -----------

      10.1                 Convertible Promissory Note

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

      99.1                 Audit Committee Charter
      99.2                 Compensation Committee Charter
      99.3                 Nominating and Corporate Governance Committee Charter
      99.4                 Steinmann Option
      99.5                 Williams Option
      99.6                 Long Option
      99.7                 Press Release re: appointment of director


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 2, 2004                  VIKING SYSTEMS, INC.



                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board












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